Exhibit 99.2
    s November 18, 2021  Fourth-Quarter 2021 Results

 Forward-Looking Statements and Non-GAAP Measures  1  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (“NJR”, or the “Company”) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR’s net financial earnings (“NFE”) per share guidance for fiscal 2022 and beyond, dividend growth goals, capital plans, planned capital expenditures, projected cash flows, impacts of hedging strategies, customer growth rate and timetable and results of future base rates, schedule for completion of infrastructure projects, including but not limited to, New Jersey Natural Gas’s Southern Reliability Link and the Howell Green Hydrogen Project, NJR's environmental sustainability and clean energy goals, emissions reduction strategies, initiatives and targets as well as our related investments in infrastructure, renewables and emerging technologies such as renewable natural gas and hydrogen gas, NJR Clean Energy Ventures’ future capital investment target, projected installed solar capacity, revenue growth, project returns, impacts of Asset Management Agreements, demand for residential and commercial solar energy, and our ability to profitably operate and expand the Adelphia Gateway pipeline and the impairment of NJR’s investment in PennEast.Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the U.S. Securities and Exchange Commission (SEC), including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.Non-GAAP MeasuresThis presentation includes the non-GAAP measures, including, NFE/net financial loss, utility gross margin and financial margin. As an indicator of the Company’s operating performance, these measures should not be considered an alternative to, or moremeaningful than, GAAP measures, such as cash flows, net income(loss), operating income or earnings per share.NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, and the impairment of NJR’s investment in the PennEast project, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes, and any necessary quarterly tax adjustment is applied to “NJCEV”, as such adjustment is related to tax credits generated by CEV.NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.Management uses NFE/net financial loss, utility gross margin and financial margin, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measure, NFE/net financial loss, to the most directly comparable GAAP financial measure, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Agenda    1  Fourth-Quarter FY 2021 HighlightsSteve Westhoven | President & CEO  2  Financial HighlightsPat Migliaccio | SVP and CFO  3  Q&A Session  2

 Strong Track Record of Earnings and Dividend Growth  3  Net Financial Earnings per Share1,2      $1.57  $2.71  $1.45  $1.74  $2.16  FY2017  8.3%  NFEPS CAGR      FY2018 FY2019 FY2020 FY2021 FY2017All periods revised to reflect the deferral method of accounting for federal investment tax creditsA reconciliation from NFE/net financial loss to net income can be found in the Appendix  Dividends per Share      $1.02  $1.09  $1.17  $1.25  $1.33  $1.45  FY2018  FY2019  FY2020  FY2021  FY2022  7.3%DPS CAGR

Fiscal 2021 Highlights: Core Businesses

	Highlights
NJNG	**Base rate case concluded -** includes costs associated with the Southern Reliability Link and Hydrogen power to gas project at Howell LNG Facility
	Completed construction of the Southern Reliability Link 30-mile transmission main designed to improve system's reliability and integrity
	First Green Hydrogen project in service to inject 100% of output to the distribution system for end use customers
	Multi-year Energy Efficiency Program approved: SAVEGREEN 2020 received approval for $259 million and began in July 2021
	Five-year, $150 million Infrastructure Investment Program received approval and began during FY2021
CEV	**Diversified solar footprint outside of New Jersey**
	Strong project pipeline – $150 million of projects under construction
	Adopted "deferral" method for ITC accounting recognition and initiated **sale leaseback financings** allowing for efficient monetization of ITCs

Key Business Initiatives

Grow Core Businesses

More Predictable and Stable Earnings

Invest in the Clean Energy Future

New Jersey Resources

4

 Fiscal 2021 Highlights: Complementary Businesses  Highlights  Adelphia Gateway received all necessary construction permits and commenced construction of its South Zone, including laterals and interconnects; expect to place several facilities into service by the end of calendar year 2021  Leaf River continued to re-contract capacity, securing additional $46 million in long-term revenues from new and existing customers  Leaf River performed without interruption during winter storm Uri  Secured long-term stable revenues by entering into Asset Management Agreements (AMAs) with investment grade utility. Aggregate proceeds of $501 million over a 10-year period  Strong results from long-option strategy last winter with significant upside from opportunistic storage sales with February cold weather  S&T  Energy Services    Grow Core Businesses  5  More Predictable and Stable Earnings  Invest in the CleanEnergy Future  Key Business Initiatives

 Fiscal 2022 Guidance Reaffirmed  NFEPS Guidance        $1.74  $2.16  $2.20 - $2.30  FY 2020A  FY 2021A  FY 2022E              60% - 65%  20%-23%  5%10%  Fiscal 2022 NFEPS Guidance by Segment0%-1%  9%-11%            NJNG CEV S&T Home Services & Other ES*  7-9%LONG-TERM ANNUAL GROWTH    Executing our plan has resulted in a narrower long-term expected growth rate  6  *Only considers fee-based AMA revenues in estimate

Our Decarbonization Leadership

2020

Achieved 50% reduction in NJ operational emissions since 2006

2030

Target of 60% reduction in NJ operational emissions since 2006 by 2030

RNG
Hydrogen Blending
Carbon Capture
Carbon offsets
Energy Efficiency
EVs

2050

NJNG **High-integrity, environmentally responsible assets**

- More than $230 million in energy efficiency investments that maximize energy conservation
- Lowest leaks per mile in NJ
- Fully replaced cast iron; expect to replace bare steel
- 99% of system plastic or protected steel

Setting an ambitious new goal

Net-Zero NJ Operations by 2050

Putting Sustainability into Action

New Jersey Resources

7

 The Value of our Natural Gas InfrastructureAn asset in the clean energy transition  8  New Jersey’s Pipeline Network                    $17 Billion  35,000 Miles of  >75% of  70x Fewer  Compatible with  Already Invested1  Underground  Residents Rely  Outage Events  Zero-Carbon    Delivery Pipeline2  on Gas Home  than Electric  Fuels      Heating3  Grid4    Today, our pipeline network can integrate and deploy low and zero carbon fuels, such as Renewable Natural Gas and hydrogen, driving lower emissions without a massive, costly buildout of new infrastructure  Sources:- Aggregated from 2020 NJ gas utility annual reports filed with BPU- US Dept of Transportation; Pipeline and Hazardous Materials Safety Administration database 3 - EIA, New Jersey State Energy Profile, Accessed 11/12/214 - GTI, Assessment of Natural Gas and Electric Distribution Service Reliability

Howell Green Hydrogen Project

***First project on the east coast** to deliver green hydrogen through a utility distribution pipeline to heat customers' homes and businesses*

Project Status

- Commercial operation achieved October 2021
- Entire project located within NJNG's Howell facility
- System expected to offset ~180 US tons of CO_2 per year



Renewable Electricity



H2
HYDROGEN

Powers Electrolysis Creating Zero-Carbon Hydrogen Gas



Blended into Distribution Pipeline and Delivered to Customers



New Jersey Resources

9

       Financial Review  Pat MigliaccioSVP & Chief Financial Officer      10

 Review of FY2021 NFE Changes  11  Millions                $19.5  $5.3  $5.3  $207.7$6.6  $165.3  $79.0  FY2020  NJNG  S&T  CEV  ES  HS & Other  FY2021    FY2020 – Consolidated NFE (millions)  $165.3  NJNG  ($19.5)  Utility Gross Margin1  $24.7  O&M and Other  ($44.0)  Depreciation and Amortization  ($8.2)  Income Taxes  $8.0  Clean Energy Ventures  ($5.3)  SREC and Other Revenue  ($7.3)  O&M and Other  ($8.7)  Depreciation and Amortization  $4.7  Income Taxes  $6.0  Storage & Transportation  ($5.3)  Operating Revenue from Leaf River & Adelphia  $6.3  O&M and Other  ($6.6)  Equity in Earnings  ($5.0)  Energy Services  $79.0  Financial Margin1  $137.5  O&M  ($34.8)  Income Taxes and Other  ($23.7)  Home Services and Other  ($6.6)  Operating Revenue  $1.2  O&M and Other  ($5.5)  Income Taxes  ($2.3)  FY2021 – Consolidated NFE (millions)  $207.7  1. A reconciliation of these non-GAAP measures can be found in the Appendix

 New Base Rates  12  Overall Cost of Capital and Weighted Return          Percent  ApprovedReturn  WeightedCost  Long-Term Debt  46.0%  3.60%  1.66%  Common Equity  54.0%  9.60%  5.18%  Total  100.0%    6.84%  Settlement (millions)    Rate Base  $2,523  Rate of Return  x 6.84%  Operating Income Requirement  $172.61  Test Year Operating Income  ($116.50)  Operating Income Deficiency  $56.10  Revenue Factor  x 1.4081  Settlement Amount1  $79.00    Rate base of $2.5 billiono Southern Reliability Link and Howell green hydrogen facility included in rate baseWACC of 6.84%ROE of 9.60%New rates effective December 1, 20212021-rate-case-settlement- FINAL.pdf (q4cdn.com)  1. Excludes $269,000 associated with SAFE II and NJ Rise rate increases

 Natural Gas Prices  13        90%  10%    Hedged    Unhedged  Hedged Portion of NJNG’sWinter Sales1  Sales from December 2021 to March 2022Based on 1000 therm annual usage with new rates    $1,717  $1,325  $392  October 2008 Average Natural Gas Bill  December 2021 Savings Relative to Inflation      NJNG Average Natural Gas BillEvolution2  23%reduction in real terms

 Fiscal 2021-2022 solar in-service target remains $315 millionOver 80% of Fiscal 2021-2022 capex target is in-service, under construction or under contract20% of FY 21-22 capacity target expected outside of NJ                $12  $150  $94  $59  $315Million  CEV Commercial Project Pipeline for FY 21-22  Completed  Under Construction  Under Contract  Under Evaluation          Fiscal 2021-2022 In-service Capex Target by Project Status ($ millions)  14

             73  15  163  379  398  398  324  236  22  5  EY 2026  EY 2025  EY 2024  EY 2023  EY 2022  NJR CEV – SREC Hedging Strategy Stabilizes RevenueAs of November 10, 2021  Percent Hedged  Average Price  Current Price (EY)  100%  $201  $237  Percent Hedged  Average Price  Current Price (EY)  99%  $203  $226  Percent Hedged  Average Price  Current Price (EY)  95%  $197  $207  Percent Hedged  Average Price  Current Price (EY)  41%  $184  $190  Percent Hedged  Average Price  Current Price (EY)  18%  $167  $180  Note: Energy Years run from June 1 of the prior year to May 30 of the respective year; for example, Energy Year 2022 begins on June 1, 2021, and ends on May 30, 2022

 NJR Capital Plan1(Millions)  1-Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations      FY2021A  FY2022E      FY2023E      Near Real Time Return?  New Jersey Natural Gas  New Customer  $65  $52  -  $56  $55  -  $59  Yes    Maintenance & Integrity  $100  $142  -  $148  $100  -  $104      SAFE II/ NJ RISE  $42    -      -    Yes    IIP  $9  $24  -  $28  $32  -  $36  Yes    SRL  $110    -      -        IT  $9  $50  -  $54  $54  -  $58      RNG & P2G  $5  $12  -  $16  $21  -  $25      Cost of Removal/Other  $66  $34  -  $38  $36  -  $40      Facilities  $63  $20  -  $24  $13  -  $17      SAVEGREEN  $31  $48  -  $52  $48  -  $52  Yes      $499  $382  -  $416  $359  -  $391    Clean Energy Ventures  Sunlight Advantage  $11  $15  -  $21  $16  -  $22      Commercial Solar  $78  $220  -  $280  $190  -  $250        $89  $235  -  $301  $206  -  $272    Storage and Transportation  Adelphia Gateway  $113  $90  -  $110  $5  -  $10      Leaf River  $11  $6  -  $10  $3  -  $7        $124  $96  -  $120  $8  -  $17    Grand Total    $712  $713  -  $837  $573  -  $680          16

 NJR Projected Cash Flows(Millions)  17  1- Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)      FY2021A  FY2022E      FY2023E      Cash Flow from Operations    $391  $365  -  $385  $450  -  $470  Uses of Funds  Capital Expenditures1  $625  $641  -  $761  $513  -  $616    Dividends  $117  $127  -  $132  $135  -  $140    Total Uses of Funds  $742  $768  -  $893  $648  -  $756  Financing Activities  Common Stock Proceeds – DRIP  $15                Debt Proceeds/Other  $336  $403  -  $508  $198  -  $286    Total Financing Activities  $351  $403  -  $508  $198  -  $286

What's Ahead for Fiscal 2022?

Continuing to execute on our Strategic Plan to Drive Continued, Organic Growth Across Portfolio

NJNG

- New base rates
- Customer Growth
- Assessment of additional hydrogen projects
- Secure RNG opportunities

CEV

- Minimal risk to expected NFEPS contribution
- ~$250M of expected capital investment
- TRECs safe-harbored in NJ
- Continued de-risking through out of state expansion

Storage & Transportation

- Adelphia southern line in-service
- Additional organic expansion on northern end of Adelphia (Calpine)

Energy Services

- No reliance on non-AMA revenues
- Continued focus on fee-based transactions

7% - 9%
Long-term NFE Growth

New Jersey Resources

18

~4%Dividend Yield(1)  7%-9%Long-termNFE Growth  ~11%-13%Total Shareholder Return  Investor Value Proposition  1. Based on dividend per share of $1.45 and share price of $37.87 as of 11/16//2021  19

       Q&A      20

 Appendix      22

 Fourth Quarter and Fiscal 2021 NFE by Business Unit  (Thousands)  Three Months Ended September 302021 2020 Change        Twelve Months Ended September 30              2021  2020  Change  New Jersey Natural Gas  ($24,214)  ($15,258)  ($8,956)  $107,375  $126,902  ($19,527)  Total  $6,599  $43,429  ($36,830)  $207,712  $165,333  $42,379  NFEPS  $0.07  $0.45  ($0.38)  $2.16  $1.74  $0.42  Clean Energy Ventures  40,861  44,805  (3,944)  16,789  22,111  (5,322)  Storage and Transportation  2,440  7,434  (4,994)  13,046  18,311  (5,265)  Energy Services  (14,384)  1,381  (15,765)  71,117  (7,873)  78,990  Home Services & Other  1,896  5,067  (3,171)  (615)  5,882  (6,497)    23

 Reconciliation of NFE and NFEPS to Net Income for  Fiscal 2021    NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses and the impairment of NJR’s investment in the PennEast project, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts  NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period  Net Financial Earnings, Fiscal 2021  24

 Reconciliation of Non-GAAP Measures    NJNG Utility Gross MarginNJNG utility gross margin is defined as natural gas revenues less natural gas purchases, sales tax and regulatory rider expenses, and may not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries  Financial MarginRepresents revenues earned from the sale of natural gas less costs of natural gas sold including any transportation and storage costs, and excludes any accounting impact from the change in the fair value of certain derivative instruments  25

         Reaffirming FY 2022 NFE Guidance of $2.20 to $2.30 Per Share  FY2022E    NJNG  60%-65%  CEV  20%-23%  S&T  5%-10%  ES (AMA only)  9%-11%  HS & Other  0%-1%  FY2022E NJNG UtilityGross Margin  FY2022E CEVRevenue  NFE SegmentContributions  Q1E                  Q1E~26%  Q2E~39%  Q3E~19%  Q4E~15%  FY2022E ES Financial Margin              Q2E  26  Q3E  Q4E  Q1E~7%Q2E~9%  Q3E~7%  Q4E~77%  Q1E~134%  Q2E~30%  Q3E(~35%)  Q4E(~29%)

                     73  27  113  324  395  464  185  285  76  7  FY 2026  FY 2025  FY 2024  FY 2023  FY 2022  NJR CEV – SREC Hedging by Fiscal YearAs of November 10, 2021  Percent Hedged  Average Price  Current Price (FY)  100%  $203  $234  Percent Hedged  Average Price  Current Price (FY)  98%  $201  $220  Percent Hedged  Average Price  Current Price (FY)  81%  $193  $202  Percent Hedged  Average Price  Current Price (FY)  28%  $184  $187  Percent Hedged  Average Price  Current Price (EY)  28%  $167  $180